AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                 AMENDED BY-LAWS
                                JANUARY 29, 1998




                                    ARTICLE I
                                     Offices

         Section 1. Principla Office. The principal office of the Corporation in
                    ----------------
the State of Nebraska shall be located in the City of Lincoln, County of Lancaster. The Corporation may have such other offices, either within or without the State of Nebraska, as the Board of Directors may designate or as the business of the Corporation may require from time to time.

         Section 2. Registered Office. The registered  office of the Corporation
                    -----------------
may be, but need not be, identical with the principal office in the State of Nebraska, and the address of the registered office may be changed from time to time by the Board of Directors.


                                   ARTICLE II
                                   Shareholder


         Section 1. Annual Meeting. The annual meeting of the shareholders shall
                    --------------
be held on the first Friday in May of each year, or when otherwise determined by the Board of Directors from time to time, beginning in the year 1998, at the hour specified in the notice of such meeting for the purpose of electing Directors and for the transaction of such business as may come before the meeting. If the day fixed for the annual meeting shall be on a legal holiday in the State of Nebraska, such meeting shall be held on the next succeeding business day.

         Section 2. Special Meeting. Special meetings  of the  shareholders, for
                    ---------------
any purpose or purposes, unless otherwise prescribed by statute, may be called by the Chairman of the Board or the President or by the Board of Directors, and shall be called by the Chairman of the Board, the President or the Secretary at the request of the holders of not less than one-tenth of all the outstanding shares of the Corporation entitled to vote at the meeting.

         Section 3. Place of Meeting. Written  or  printed  notice  stating  the
                    ----------------
place (either within or without the State of Nebraska), day and hour of the meeting and, in case of a special meeting, the purpose(s) for which the meeting is called, shall be delivered not less than ten nor more than fifty days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman or the Secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at its address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.

         Section 4. Quorum. Three-fourths  of  the  outstanding  shares  of  the
                    ------
Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If less than three-fourths of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time with notice to all shareholders. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally, noticed.

         Section 5. Proxies. At all meetings of shareholders, a  shareholder may
                    -------
vote by proxy executed in writing by the shareholder or by its duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy. All solicitation of proxies shall comply with the laws and regulations to stock insurance companies now or hereafter in effect.

         Section 6. Voting of Shares. Each outstanding share  entitled  to  vote
                    ----------------
shall be entitled to one vote upon each matter submitted to a vote at a meeting of shareholders.

         Section 7.  Voting of Shares by Certain Holders.
                     -----------------------------------
         (a) Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the Board of Directors of such corporation may prescribe.

         (b) Shares of its own stock belonging to the Corporation or held by it in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.


         Section 8. Informal Action by Shareholders. Any  action  required to be
                    -------------------------------
taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.



                                   ARTICLE III
                               Board of Directors


         Section 1.  General Powers. The business and affairs of the Corporation
                     --------------
shall be managed by its Board of Directors.

         Section 2. Number, Tenure and  Qualifications. The  number of Directors
                    ----------------------------------
of the Corporation shall be seven (7). Each shareholder shall, each year, nominate three (3) Directors, and the shareholders shall thereupon together vote all of their shares in favor of the persons so nominated. Additionally, one of the shareholders, on behalf of all of the shareholders, shall nominate as a Director, the President of the Corporation, and the shareholders shall thereupon together vote all of their shares in favor of the President so nominated. Directors shall serve for a term of one (1) year and until their successors are elected and qualified, and need not be shareholders. No shareholder shall have a right to cumulative voting in the election of Directors.

         Section 3. Regular Meetings.  A  regular  meeting  of  the   Board   of
                    ----------------
Directors shall be held without other notice than this bylaw immediately after, and at the same place as, the annual meeting of shareholder. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Nebraska, for the holding of additional regular meetings without other notice than such resolution.

         Section 4. Special Meeting. Special meetings of the Board of  Directors
                    ---------------
may be called by or at the request of the Chairman of the Board or the President or any two Directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Nebraska, as the place for holding any special meeting of the Board of Directors called by them.

         Section 5. Notice of Special Meetings.  Notice  of  any special meeting
                    --------------------------
shall be given at least two days prior thereto by written notice delivered personally or by overnight courier, or at least ten days prior thereto by mail, to each Director and to the Secretary at his or her business address. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. Appearance of any Director at a meeting shall constitute a waiver of notice of such meeting to such Director, except where a Director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.


         Section 6. Quorum. Four (4) Directors shall constitute a quorum for the
                    ------
transaction of business at any meeting of the Board of Directors, whether or not all Directors are present and/or eligible to vote on such matter and whether or not any vacancy exists, provided however that if only four (4) Directors are present constituting the quorum, then at least one (1) Director, not including the President, selected by each shareholder, must be present to constitute the quorum.

         Section 7. Manner of Acting.  The  act  of  at  least  four  (4) of the
                    ----------------
Directors shall be the act of the Board of Directors, whether or not all Directors are present and/or eligible to vote on such matter and whether or not any vacancy occurs, provided however if one of the four (4) votes is cast by the President of the Corporation as a Director, then in that event, the majority vote required by this Section shall not be effective unless it includes not less than one (1) vote of a Director selected by each of the shareholders not counting the vote of the President. Members of the Board of Directors or of any committee appointed by the Board may participate in a meeting by means of conference telephone or similar communications equipment whereby all members participating in the meeting are able to hear each other, and participation in such meeting in such manner shall constitute presence in person at such meeting. Any two members of the Board of Directors may, upon written request directed to the Chairman or the Secretary of the Corporation, (i) place any matter on the agenda for any meeting of the Board of Directors and/or (ii) call for a vote on any agenda item during any meeting of the Board of Directors. Any action required or permitted to be taken at a meeting of the Board of Directors, or of any committee appointed by the Board, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all the Directors or all of the members of such committee, as the case may be.

         Section 8. Removal. Upon  the  express  written  direction  of   either
                    -------
shareholder to the other, which may be given at any time in the sole discretion of either party, with or without cause, the shareholders shall together take such actions, without prior notice or delay, as may be necessary to remove any Director (other than the President of the Corporation) or committee member nominated as provided in Section 2 of this Article III by the shareholder making such written direction. In the event that the Director who is or was President of the Corporation ceases to hold such office, he or she shall immediately and without further action by any shareholder cease to be a Director (provided, however, that if any such action is deemed to be necessary, the shareholders shall together take such actions, without prior notice or delay, as may be necessary to formalize the removal of such Director.)

         Section 9. Vacancies.  Any  vacancy occurring in the Board of Directors
                    ---------
shall be filled as follows: the shareholder which nominated the Director (other than the President of the Corporation) whose position is vacated shall nominate a Director to be elected in the place and stead of such vacating Director, and the shareholders shall promptly thereupon vote all of their shares in favor of the person so nominated. A Director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office. In the event of a vacancy resulting from a vacancy in the office of the President of the Corporation, the vacancy on the Board of Directors shall remain until either the office of the President of the Corporation is filled (at which time such President shall be elected as a Director as provided in Section 2 of this
Article III) or these Bylaws are amended as provided herein to eliminate the vacancy.

         Section 10. Compensation.  By resolution of the Board of Directors, the
                     ------------
Directors who are not employed by or serving as officers of the Corporation may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as Director. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor; provided, however, that no such Director employed by or serving as an officer of the Corporation shall receive any compensation as a Director.

         Section 11. Indemnification. The Corporation shall indemnify any person
                     ---------------
who was, or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he or she is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses including attorney's fees, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding to the full extent authorized by the laws of Nebraska.

         Section 12. Non-exclusive Provision. The  foregoing  right of indemnity
                     -----------------------
and reimbursement shall not be deemed exclusive of any other rights to which any officer, director or employee may be entitled under any other bylaw, agreement, vote of shareholders or otherwise.

         Section 13.  Amount  of   Indemnity.  The   amount  of  indemnity    OR
                      ----------------------
reimbursement to which any of the foregoing indemnities may be entitled shall be fixed by the Board of Directors, except that in any case where there is no disinterested majority of the Board of Directors available (whether a quorum or not) the amount shall be fixed by a committee of arbitrators appointed by the Board of Directors.


                                   ARTICLE IV
                                    Officers

         Section 1. Number.  The officers of the Corporation shall be a Chairman
                    ------
of the Board, a Chief Executive Officer, a President, one or more Vice Presidents (the number thereof to be determined by the Board of Directors), a Secretary, and a Treasurer, each of whom shall be elected by the Board of Directors. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors. Any two or more offices may be held by the same person, except that the President cannot also hold the office of Secretary, Treasurer or Vice President.

         Section 2. Election and Term of Office. The officers of the Corporation
                    ---------------------------
to be elected by the Board of Directors shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. The term of office for each officer shall be one year, and each such officer shall hold office only until the expiration of such one-year period unless otherwise determined by the Board of Directors. Each officer shall hold office until the earliest of (i) the expiration of his or her term, (ii) the due election and qualification of his or her successor, (iii) his or her death, or (iv) his or her resignation or removal in the manner hereinafter provided.

         Section 3. Removal.  Any  officer  or agent elected or appointed by the
                    -------
Board of Directors may be removed by the Board of Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

         Section 4.  Vacancies.   A  vacancy in  an  office   because of death,
                     ---------
resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.

         Section 5.  The Chairman. The Chairman shall preside over all meetings
                     ------------
of the shareholders and of the Board of Directors and shall perform such duties as may be prescribed and delegated to him or her by the Board of Directors.

         Section 6. The Chief  Executive Officer. The  Chief  Executive  Officer
                    ----------------------------
shall be the principal executive officer of the Corporation and, subject to the control of the Board of Directors and its Executive Committee, shall in general supervise and control all of the business and affairs of the Corporation. He or she may sign, with the Secretary or any other proper officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed and in general shall perform all duties incident to the office of the Chairman of the Board and such other duties as may be prescribed by the Board of Directors from time to time.

         Section 7. The President. The President shall have general  control and
                    -------------
management of the business affairs of the Corporation subject to the direction of the Chairman of the Board and Chief Executive Officer and the Board of Directors. He or she may delegate such duties and responsibilities and authority to other officers as he or she may deem proper.

         Section 8. The Vice Presidents.  In  the absence of the President or in
                    -------------------
the event of his or her death, inability or refusal to act, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated at the time of their election, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Any Vice President may sign, with the Secretary or an Assistant Secretary, certificates for shares of the Corporation; and shall perform such other duties as from time to time may be assigned to him or her by the Chairman, the President or by the Board of Directors.

         Section 9. The Secretary. The Secretary shall: (a) keep  the minutes of
                    -------------
the shareholder's and of the Board of Directors' meetings in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized; (d) keep a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholders; (e) sign, with the Chief Executive Officer or a Vice President, certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the Corporation; and (g) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the Chairman, the President or by the Board of Directors.

         Section 10. The Treasurer. If  required  by the Board of Directors, the
                     -------------
Treasurer shall give a bond for the faithful discharge of his or her duties in such sum and with such surety or sureties as the Board of Directors shall determine. He or she shall: (a) have charge and custody of and be responsible for all funds and securities of the Corporation; (b) receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with provisions of Article V of these Bylaws; and (c) in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the Chairman, the President or by the Board of Directors.

         Section 11. Other Officers.   The   powers,   authority,    duties  and
                     --------------
responsibilities of other executive officers shall be delegated and defined by the Board of Directors, or if no such delegation and definition be made, then by the Chief Executive Officer.

         Section 12. Salaries.  The  salaries  of the officers, if any, shall be
                     --------
fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that he or she is also a Director of the Corporation.

         Section 13. Delegation of Duties.  The  Board  of Directors  may at its
                     --------------------
discretion designate such administrative officers as it may deem proper and delegate such duties, responsibilities and authority to them as it may determine.



                                    ARTICLE V
                                   Committees


         Section 1.  Executive Committee.
                     -------------------

         (a) At each annual meeting, the Board of Directors shall elect two of its members (who shall be nominated by the shareholders of the Corporation (or, in the event there is a single shareholder, by the respective shareholders of such shareholder, each of whom shall nominate one such member)) to serve as the Executive Committee for the ensuing year or until their successors are elected and qualified. Any vacancy in the Executive Committee occurring during the year may be filled for the unexpired term by the Board of Directors, at the direction of the shareholder (or the shareholder of the shareholder) which nominated such member.

         (b) The Executive Committee shall meet at the call of either member of the Committee and at a time and place fixed by the Committee at a previous meeting or in the notice of call of the meeting by a member of the Committee. Notice of call of meetings may be written or by telephone and shall be given to each member in sufficient time to permit convenient travel by usual means to the meeting. Call and notice of meetings may be waived before or after the meeting and attendance at any meeting shall constitute a waiver of call and notice of call thereof by the attending member.

         (c) Any action by the Executive Committee shall require the unanimous vote of both of its members. If one member is not present or is unable to vote on such matter, or in the event of a vacancy, then the Executive Committee shall not take any action until two members selected in accordance with this Article V, Section I are able to vote.

         (d) Except as limited by the laws of the State of Nebraska, the Executive Committee shall possess and exercise all of the powers of the Board of Directors in the interim between meetings of the Board of Directors. The Executive Committee shall carry into practical effect all orders and directions of the Board of Directors and shall in such interim decide all questions of current business policy. The Secretary shall promptly forward a copy of the minutes of each meeting of the Executive Committee to each Director. It may appoint, employ, or remove, or authorize the appointment, employment or removal of such supervisory and administrative officers and employees as it shall deem necessary for the conduct of the Company's business, including one or more Assistant Secretaries and one or more Assistant Treasurers with full authority to perform the duties of Secretary and Treasurer respectively and fix and authorize payment of the compensation of such officers and employees. It may, at its discretion, adjust the compensation of such officers and employees so appointed or employed.

         Section 2.  Finance Committee.
                     -----------------

         (a) At each of its annual meetings, the Board of Directors shall elect four of its members who shall be nominated by the shareholders of the Corporation or, in the event there is a single shareholder, by the respective shareholders of such shareholder, each of whom shall nominate two such members to serve as the Finance Committee for the ensuing year or until their successors are elected and qualified. Any vacancy in the Finance Committee occurring during the year may be filled by the Board of Directors for the unexpired term. Additionally, the Board of Directors may in its discretion appoint an individual as Chair of the Committee, who shall serve ex officio of the Committee and without a vote.

         (b) The Committee shall meet at the call of its Chair or any member of the Committee and at a time and place fixed by the Chair or the Committee at a previous meeting or in the notice of call of the meeting by the Chair or a member of the Committee. Notice of call of meetings may be written or by telephone and shall be given to each member in sufficient time to permit convenient travel by usual means to the meeting. Call and notice of call of meetings may be waived before or after the meeting and attendance at any meeting shall constitute a waiver of call and notice of call thereof by the attending member.

         (c) The Finance Committee shall be charged with the duty of reviewing budgets, and making recommendations to the Board of Directors thereafter, lending funds of the Corporation and monitoring the matching of assets to liabilities, and also charged with the approval of banks, banking institutions and other places of deposit of the funds and securities of the Corporation.

         Section 3.  Standing Committees.
                     -------------------

         (a) The Board of Directors may establish and discontinue such standing committees as it may from time to time consider necessary and proper, delegating to them such responsibilities and authority as it may deem appropriate.

         (b) Any such committee shall be composed of an even number of persons, and the members of any committee of the Board of Directors shall be those individuals nominated by the shareholders of the Corporation or, in the event there is a single shareholder, by the respective shareholders of such shareholder, each of whom shall nominate half of such members. Additionally, the Board of Directors may in its discretion appoint an individual as Chair of the Committee who shall serve ex officio and without vote.

         (c) Any vacancy occurring in any such committee during the year may be filled for the unexpired term by the Board of Directors, at the direction of the shareholder (or the shareholder of the shareholder) which nominated such member.

         (d) The affirmative vote of at least a majority of all the members of any committee shall be the act of such Committee, whether or not all members are present and/or eligible to vote on such matter and whether or not any vacancy exists.

         Section 4. Informal  Action  by   Committees.   Any  action required or
                    -----------------------------
permitted to be taken at a meeting of any committee (including the Executive Committee and the Finance Committee) may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all the committee members.

         Section 5. Committee Records.  Each  committee other than the Executive
                    -----------------
Committee shall appoint a committee secretary who shall keep minutes of the official votes and acts of the committee and such other records of the committee's deliberations and activities as the committee shall direct. The committee secretary shall keep one copy of such minutes and shall file a copy with the Secretary of the Company and send a copy to each member or the Executive Committee.

         Section 6.  Reports to Board of Directors. All action by each committee
                     -----------------------------
shall be reported to the Board of Directors at its meeting next succeeding such action, and shall be subject to revision or alteration by the Board of Directors; provided, that no acts or rights of third parties shall be affected by such revision or alteration.


                                   ARTICLE VI
                      Contracts, Loans, Checks and Deposits


         Section 1.  Contract.   The  Board  of   Directors  may  authorize any
                     --------
officer(s) or agent(s) to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances. Any contract, agreement or other undertaking of the Corporation with AMAL Corporation, Ameritas Investment Corp., Ameritas Life Insurance Corp. and/or American Mutual Life Insurance Company shall be effective only upon approval of the Board of Directors and, until and unless such approval is obtained, any such contract, agreement or other undertaking shall be void ab initio.

         Section 2.  Loans.   No  loans  shall  be  contracted  on behalf of the
                     -----
Corporation and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

         Section 3. Checks, Drafts, Etc. All checks, drafts or other orders  for
                    --------------------
the payment of money, notes or other evidence of indebtedness issued in the name of the Corporation shall be signed by such officer(s) or agent(s) of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

         Section 4. Deposits.  All  funds  of  the  Corporation  not   otherwise
                    --------
employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select.


                                   ARTICLE VII
                   Certificates for Shares and Their Transfer

         Section 1. Certificates for Shares. Certificates representing shares of
                    -----------------------
the Corporation shall be in such form as shall be determined by the Board of Directors. Such certificates shall be signed by the Chief Executive Officer or a Vice President and by the Secretary or an Assistant Secretary. All certificates for shares, including certificates for newly issued shares, shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be canceled and no new certificates shall be issued in respect of such transfer until the former certificates for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the Corporation as the Board of Directors may prescribe.

         Section 2. Transfer of Shares.  Transfer  of  shares of the Corporation
                    ------------------
shall be made only on the stock transfer books of the Corporation by the holder of record thereof or by its legal representative, who shall furnish proper evidence of authority to transfer, or by its attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and on surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.


                                  ARTICLE VIII
                                   Fiscal Year

         The fiscal year of the Corporation shall be January 1 to December 31.


                                   ARTICLE IX
                                    Dividends

         The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law.

                                    ARTICLE X
                                      Seal

         The Board of Directors shall provide a corporate seal and shall have inscribed thereon the name of the Corporation, its state of incorporation and the words "Corporate Seal."

                                   ARTICLE XI
                                Waiver of Notice

         Whenever any notice is required to be given to any shareholder or Director of the Corporation under the provisions of these Bylaws or under the provisions of the Articles of Incorporation or under the provisions of the Nebraska Business Corporation Act, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.


                                   ARTICLE XII
                                   Amendments

         These Bylaws may be altered, amended or repealed and new bylaws may be adopted by the Board of Directors at any regular or special meeting of the Board of Directors; provided, however, that these Bylaws shall not be amended without the unanimous consent of the Directors unless ten (10) days' written notice of any meeting called for the purpose of amending the Bylaws is delivered to each Director.

                               * * * * * * * * *


         I, Norman M. Krivosha, duly elected and qualified Secretary of Ameritas Variable Life Insurance Company, Lincoln, Nebraska, hereby certify that the foregoing Amended By-Laws, is a true and exact copy of the By-Laws duly adopted by the Board of Directors of Ameritas Life Insurance Corp. on January 29, 1998, and that said By-Laws are in full force and effect.

         IN WITNESS WHEREOF, I have affixed my name as Secretary and have caused the corporate seal of said corporation to be hereunto affixed this 16th day of February, 1998.



                                                  /s/ Norman M. Krivosha
                                                  ______________________________
                                                              Secretary



AMERITAS VARIABLE LIFE INSURANCE COMPANY
CORPORATE SEAL